UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2018

KKR & CO. INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34820 (Commission File Number)	26-0426107 (IRS Employer Identification No.)

9 West 57th Street, Suite 4200 New York, New York (Address of principal executive offices)	10019 (Zip Code)

(212) 750-8300
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

KKR & Co. Inc. is providing the disclosure contained in this Current Report on Form 8-K in order to reflect the completion of its conversion (the “Conversion”) from a Delaware limited partnership named KKR & Co. L.P. into a Delaware corporation named KKR & Co. Inc. effective at 12:01 a.m. (Eastern Time) on July 1, 2018. References to “KKR” in this Current Report on Form 8-K mean (i) prior to the effective time of the Conversion, KKR & Co. L.P. and (ii) following the effective time of the Conversion, KKR & Co. Inc.

In addition, KKR is also providing information and details regarding a change in accounting policy for recognizing general partner capital interest and the implementation of amended guidance issued by the Financial Accounting Standards Board (the “FASB”), which would result in the reclassification of certain financial information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Item 8.01	Other Events.

Completion of the Conversion

The Description of Capital Stock set forth in Exhibit 99.1 is being filed for the purpose of providing a description of the capital stock of KKR. The Description of Capital Stock summarizes the material terms of KKR’s capital stock as of the date hereof. This summary is not a complete description of the terms of KKR’s capital stock and is qualified by reference to KKR’s certificate of incorporation and bylaws, each as previously filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as applicable provisions of Delaware law.

The risk factors set forth in Exhibit 99.2 are being filed for the purpose of modifying and supplementing certain of the risk factors disclosed under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on February 23, 2018, as supplemented and modified by the risk factors disclosed under the heading “Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018, filed with the SEC on May 8, 2018 to reflect the Conversion, and should be read in conjunction with the disclosures contained therein.

The unaudited pro forma financial information of KKR set forth in Exhibit 99.3 present the impact of the Conversion on KKR’s financial condition and results of operations.

The information included in Exhibit 99.4 to this Current Report on Form 8-K provides a summary of certain material U.S. federal tax considerations relevant to an investment in the capital stock of KKR. Such information modifies and supersedes the discussion contained under the heading “Material U.S. Federal Income Tax Considerations” contained in or incorporated by reference into prospectuses, and the discussion contained under the heading “Additional Material U.S. Federal Income Tax Considerations” contained in any prospectus supplement, filed by KKR under the Securities Act of 1933, as amended, prior to the date hereof.

The Description of Capital Stock set forth in Exhibit 99.1, the risk factors set forth in Exhibit 99.2, the unaudited pro forma financial information set forth in Exhibit 99.3 and the material U.S. federal tax considerations set forth in Exhibit 99.4 are incorporated into this Item 8.01 by reference. The disclosure contained in this Current Report on Form 8-K modifies and supersedes any corresponding discussions included in any registration statement or report previously filed with the SEC pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder to the extent they are inconsistent with such information.

Reclassification of Prior Period Financial Information

Effective January 1, 2018 and subsequent to the filing of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, KKR adopted a change in accounting policy for recognizing carried interest and general partner capital interest with respect to unconsolidated investment funds and implemented amended guidance issued by the FASB with respect to the classification and presentation of restricted cash in the statements of cash flows. As a result, certain financial information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 would be reclassified to reflect such changes.

Change in Accounting Policy – General Partner Capital Interest

Prior to January 1, 2018, to the extent an investment fund was not consolidated, KKR included carried interest in Revenues and its general partner capital interest in Net Gains (Losses) from Investment Activities for purposes of the consolidated statements of operations. Effective January 1, 2018, KKR has combined the carried interest and its general partner capital interest in unconsolidated investment funds as a single unit of account that is included in Revenues for purposes of the consolidated statements of operations. As a result of this change in accounting policy, $275.0 million and $131.9 million would be reclassified from Net Gains (Losses) from Investment Activities to Revenues for the years ended December 31, 2017 and 2016, respectively. This change in accounting policy had no impact on the Net Income (Loss) Attributable to KKR & Co. L.P. for the years ended December 31, 2017 and 2016.

Adoption of ASU No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash

In November 2016, the FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash, which amended the prior guidance to add or clarify guidance on the classification and presentation of restricted cash in the statement of cash flows. The amended guidance requires the following: (i) the inclusion of restricted cash and restricted cash equivalents in the cash and cash equivalents balances in the statement of cash flows; (ii) changes in restricted cash and restricted cash equivalents that result from transfers between cash and cash equivalents and restricted cash and restricted cash equivalents should not be presented as cash flow activities in the statement of cash flows; (iii) a reconciliation between the statement of financial position and the statement of cash flows must be disclosed when the statement of financial position includes more than one line item for cash, cash equivalents, restricted cash, and restricted cash equivalents; and (iv) the nature of the restrictions must be disclosed for material restricted cash and restricted cash equivalents amounts. The guidance was effective for KKR beginning on January 1, 2018, and KKR adopted this guidance on that date.

As a result of the adoption of this guidance, for the three years ended December 31, 2017, 2016, and 2015, $97.9 million, $121.0 million, and $160.2 million, respectively, of cash provided by operating activities and $(155.9) million, $(1.4) million, and $164.6 million, respectively, of cash provided (used) by investing activities would be reclassified from net cash provided (used) by operating activities and net cash provided (used) by investing activities, respectively, to net increase/(decrease) in cash, cash equivalents and restricted cash in the statement of cash flows.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro forma financial information.

The unaudited pro forma information required by Item 9.01(b) of this Current Report on Form 8-K is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description
Exhibit 99.1	Description of Capital Stock
Exhibit 99.2	Risk Factors
Exhibit 99.3	Unaudited Pro Forma Financial Information of KKR & Co. Inc.
Exhibit 99.4	Material United States Federal Income Tax Considerations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR & CO. INC.

Date: July 2, 2018
	By:	/s/ William J. Janetschek
		Name:	William J. Janetschek
		Title:	Chief Financial Officer